SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 1, 2013 (July 1, 2013)

NATIONAL HEALTH INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-10822 (Commission File Number)	62-1470956 (IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 1, 2013, National Health Investors, Inc. issued a press release announcing that it has acquired 17 assisted living and memory care communities for a total purchase price of $135 million through a RIDEA joint venture with Bickford Senior Living ("Bickford").

The press release is attached to this Current Report as Exhibit 99 and hereby incorporated to this Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

Exhibit Index

Number	Exhibit
99	HTML version of press release issued July 1, 2013, titled “NHI Announces $135 Million Acquisition of 17 Assisted Living Communities.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:    /s/ Roger R. Hopkins
Name: Roger R. Hopkins
Title: Principal Financial Officer

Date:    July 1, 2013